UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2007

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-11380                  11-2650500
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)             File Number)         Identification Number)


           1983 Marcus Avenue
         Lake Success, New York                                    11042
(Address of Principal Executive Offices)                         (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

     On November 21, 2007, ATC Healthcare, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") stating that it accepted the Company's plan to regain compliance with the AMEX listing standard relating to maintenance of current SEC filings. In this respect, AMEX granted the Company an extension until January 24, 2008 to file its Form 10-Q for the fiscal quarter ended August 31, 2007.

     On November 27, 2007, the Company issued a press release disclosing the foregoing, a copy of which is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated November 27, 2007


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATC HEALTHCARE, INC.


                                              By: /S/ David Kimbell
                                                  ------------------------------
                                                  David Kimbell
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer and
                                                  Treasurer



Date: November 27, 2007

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                                  Exhibit Index


99.1 Press release dated November 27, 2007